UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

New Era Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Natural resources stocks were exceptionally volatile in the first half of 2012, as solid first-quarter gains were erased by a sharp decline in the second quarter. The year started on a high note, with favorable economic and fiscal developments fueling investor optimism and strong equity market returns. Investor sentiment began to sour in the spring due to growing concerns about the pace of the economic slowdown in China, deterioration in the European debt crisis, and a faltering recovery in the U.S. Economically sensitive areas of the market were punished severely in the period’s closing three months, contributing to an uninspiring first-half loss for the New Era Fund.

Your fund returned -5.37% for the six-month period ended June 30, 2012. As shown in the Performance Comparison table, the fund trailed the broad market S&P 500 Index by a wide margin but narrowly outpaced its Lipper peer group index of similarly managed funds. Allocations to international petroleum exploration and production, offshore oil drilling, forest products, and agriculture helped the fund’s absolute performance. Positions in the coal and oil and gas equipment and services industries fell sharply and weighed heavily on performance. Stock selection detracted from results relative to the Lipper index, but this was largely offset by our decisions to overweight and underweight specific industries.

The first half of 2012 was a tale of two periods for our fund and the natural resources universe. This wide performance disparity illustrates the cyclical nature of the stocks in which we invest, as well as the volatility that characterizes a concentrated investment strategy such as ours. While significant challenges remain, we are optimistic that performance will improve in the latter half of the year.

ECONOMIC AND MARKET ENVIRONMENT

Investor sentiment was decidedly positive through the first three months of the year, buoyed by a number of favorable economic and political developments. The U.S. economic recovery was progressing nicely, driven by unexpected strength in the manufacturing sector. The European Central Bank’s two long-term refinancing operations (LTROs) signaled that Continental policymakers were finally moving to resolve the eurozone’s long-running debt crisis, while China’s economy seemed to be cooling to more sustainable growth rates in an orderly slowdown. Natural resources stocks performed well as the global growth scenario gained momentum.

Risk aversion returned to markets in the second quarter, however, amid signs of a weakening global economy. Mixed economic data in the U.S., including stubbornly high unemployment, indicated that the previously resilient recovery was starting to falter. Much of Europe remained mired in recession, and election results in Greece and France revealed widespread discontent over fiscal austerity measures that further weakened many of the region’s economies. China’s economy slowed somewhat more than expected, with commodity-intensive fixed-asset investment lagging last year’s growth and consumer spending starting to struggle. Natural resource stocks fell sharply in the second half of the period as investors shed risk and punished the economically sensitive areas of the market.

PORTFOLIO REVIEW AND POSITIONING

Oil and gas producers, which compose the largest subsector in the fund and the natural resources universe, were some of our best performers during the first half of 2012. Stock selection and an overweight position helped results versus the benchmark. Oil exploration companies Ophir Energy and Cobalt International Energy and U.S. natural gas producer EQT were particularly strong. We currently favor U.S. natural gas companies more than oil due to the former’s modest valuations and potential to benefit from recent strength in U.S. natural gas prices. Natural gas is gaining share in the power market, and we continue to stick to our philosophy of buying low-cost producers whose assets are improving with technology and time. Weak prices for natural gas liquids, including propane and ethane, punished shares of SM Energy and Cimarex Energy. These companies are well managed and have other valuable assets, however, and we took advantage of attractive valuations to increase our positions in both stocks. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Offshore oil drillers also made solid gains. Diamond Offshore Drilling and Noble benefited from strong demand for a limited supply of advanced offshore drilling vessels. We continue to prefer offshore drillers like Diamond and Noble over land drillers, where the supply/demand relationship is not as favorable. Unfortunately, some of our other energy services stocks did not perform nearly as well, including oil services equipment producers Cameron International and FMC Technologies. After outperforming for stretches of 2011, both companies were beset by execution challenges in the first half of 2012 that erased much of the prior year’s gains. Both companies continue to have quality business models, and with the order outlook for subsea hardware nearly twice as strong as it was last year, their stock performance should improve once the execution issues are fully resolved.

Forest products companies Weyerhaeuser and Louisiana Pacific rallied during the reporting period amid mounting indications that housing demand and prices may have bottomed and were poised for improvement. The price per square foot asked by public builders has risen steadily in 2012, and the housing inventory has declined noticeably from its peak. While forest products are not a major strategic focus for the fund, our preference for broad diversification means that we have more exposure than many of our peers, which can benefit performance in difficult periods such as we have seen over the past several months.

A substantial overweight in agriculture stocks helped as the industry performed well. Stock selection weighed on results versus the Lipper index, largely because we did not own some of the best-performing shares. Nevertheless, fund holdings Potash Corporation of Saskatchewan and Compass Minerals were solid contributors. Fertilizer stocks such as Potash and Compass strengthened as an unusually hot and dry growing season in the U.S. weighed on production of corn and other major grains. A weaker harvest is likely to result in higher grain prices, which typically lead to increased spending on fertilizer to improve productivity of future plantings.

We are disappointed to report that coal stocks have once again been among our biggest detractors. Both Peabody Energy and Arch Coal ramped up production capacity during the last peak of the metallurgical coal cycle in 2010, and now have weaker balance sheets and more exposure as a commodity input in steelmaking. Steel production is not likely to grow until global growth improves, resulting in a weak pricing environment for metallurgical coal. Furthermore, North America experienced its warmest winter in the last 50 years, putting U.S. thermal coal on its heels just as natural gas prices fell to decade lows, prompting utilities to burn gas over coal. Thermal coal should benefit if natural gas prices rise as we expect over the next year. However, we are not as confident about the outlook for metallurgical coal, and we substantially reduced our positions in Peabody and Arch.

Oil producers did not fare nearly as well as the oil and gas explorers and natural gas producers mentioned earlier in this report. Petroleo Brasileiro (Petrobras) and Hess struggled as the price of Brent oil fell from nearly $110 per barrel at the start of the year to just above $90 per barrel at the end of June. Petrobras was further punished due to its significant role in the Brazilian stock index, which has been among the world’s weakest markets this year due to fears about slowing economic growth.

Our precious metals stocks declined, although stock selection helped results versus the Lipper index. Eastern Platinum was among the fund’s worst performers. This South African platinum producer has seen its share price collapse as platinum prices fell below $1,500 per ounce from $1,900 per ounce last summer. The operating environment in South Africa has also proven to be one of the toughest in the world due to water and electricity restrictions, as well as a restive labor market. Because many platinum producers cannot operate profitably at $1,500 per ounce, we expect supplies to fall. Eastern is currently slowing its capital projects to preserve its balance sheet, which we view as prudent. The longer-term outlook for platinum is positive, however. Platinum demand is a function of both demand for luxury products and automobile production, as platinum and palladium are used as catalysts to control vehicle emissions. Luxury demand is growing in emerging markets, while automobile production should improve with global growth.

We adopted a more defensive portfolio posture during the period in light of continued economic uncertainty and elevated market volatility. Our purchases emphasized balance sheet strength and activity-driven business models, while we avoided stocks that tend to rely solely on improvements in commodity prices. We initiated positions in packaging companies Crown Cork & Seal and Owens-Illinois, as well as Orica, a global manufacturer of mining explosives. We added to existing positions in refiners, including Valero Energy, and chemical companies such as LyondellBasell Industries. As growing U.S. oil and gas production results in lower domestic hydrocarbon prices, chemical firms with significant U.S. operations, including Lyondell, should benefit from reduced input costs more than their global peers.

OUTLOOK

We expect modest global economic growth, but market volatility should remain high as investors cast a wary eye toward the eurozone and China. There are reasons for optimism, however. While a solution to Europe’s profound economic and fiscal challenges is unlikely to occur overnight, eurozone policymakers finally appear to be making headway in addressing the crisis. We also expect the Chinese economy to grow at a stronger pace next year as restrictive policy measures ease. Although we do not expect significant improvement in natural resource pricing until global growth strengthens, we believe the worst of the economic slowdown is already upon us and that better days lie ahead. With natural resource stock valuations lower than they were a year ago, we are optimistic that performance will start to improve by the year’s end.

We are mindful that sentiment can shift quickly in the natural resources universe. In a time of persistent volatility, we remain committed to our philosophy of buying and holding fundamentally sound companies across a broad swath of commodity sectors. We believe that a more defensive portfolio will help us weather the current volatility, but we will be happy to reevaluate our position once we see signs of stronger economic growth. As always, we rely on our extensive global research platform to help identify companies that can provide long-term capital appreciation for our clients.

As I mark my second anniversary at the helm of the New Era Fund, I would like to thank you once again for your confidence in our investment strategy.

Respectfully submitted,

Timothy E. Parker
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

July 19, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 42.05	$ 52.16	$ 43.63	$ 29.58	$ 61.16	$ 46.00
Investment activities						
Net investment income[(1)]	0.26	0.34	0.45	0.43	0.51	0.57
Net realized and unrealized gain (loss)	(2.52)	(8.32)	8.67	14.16	(31.21)	17.97
Total from investment activities	(2.26)	(7.98)	9.12	14.59	(30.70)	18.54
Distributions						
Net investment income	–	(0.38)	(0.45)	(0.46)	(0.49)	(0.54)
Net realized gain	–	(1.75)	(0.14)	(0.08)	(0.39)	(2.84)
Total distributions	–	(2.13)	(0.59)	(0.54)	(0.88)	(3.38)
NET ASSET VALUE						
End of period	**$ 39.79**	**$ 42.05**	**$ 52.16**	**$ 43.63**	**$ 29.58**	**$ 61.16**

Ratios/Supplemental Data						
Total return[(2)]	(5.37)%	(15.10)%	20.96%	49.36%	(50.18)%	40.69%
Ratio of total expenses to average net assets	0.68%[(3)]	0.67%	0.67%	0.69%	0.66%	0.64%
Ratio of net investment income to average net assets	1.20%[(3)]	0.68%	1.02%	1.18%	0.94%	1.03%
Portfolio turnover rate	23.1%	26.5%	26.7%	20.5%	21.0%	17.5%
Net assets, end of period (in millions)	$ 4,165	$ 4,535	$ 5,751	$ 5,064	$ 3,151	$ 6,921

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 98.3%		
AGRICULTURE 4.3%		
Agriculture 4.3%		
Archer-Daniels-Midland	941,600	27,796
Compass Minerals	209,400	15,973
Potash Corporation of Saskatchewan	2,500,968	109,267
Sociedad Quimica y Minera de Chile, ADR	461,000	25,664
Total Agriculture		178,700
COAL 2.9%		
Coal 2.9%		
Arch Coal	5,785,704	39,863
Peabody Energy	2,585,802	63,404
Walter Energy	389,257	17,190
Total Coal		120,457
DIVERSIFIED RESOURCES 7.2%		
Engineering & Construction 6.7%		
Babcock & Wilcox (1)	1,980,250	48,516
Fluor	768,600	37,923
Foster Wheeler (1)	1,006,722	17,446
Martin Marietta Materials	584,000	46,031
McDermott International (1)	3,473,800	38,698
Quanta Services (1)	3,678,270	88,536
		277,150
Machinery & Equipment 0.5%		
Joy Global	392,200	22,250
		22,250
Water Resources 0.0%		
Western Water (1)	2,259	—

Western Water, Warrants, 9/1/15, Acquisition Date: 10/16/09 - 8/24/11, Acquisition Cost $0 (1)(2)	12,766	–
		–
Total Diversified Resources		299,400
DOWNSTREAM ENERGY 10.0%		
Gas Transmission & Distribution 2.4%		
Spectra Energy	1,557,430	45,259
Williams Companies	1,841,700	53,078
		98,337
Refining & Marketing 2.0%		
Marathon Petroleum	705,300	31,682
Phillips 66 (1)	740,700	24,621
Valero Energy	1,165,300	28,142
		84,445
Utilities 5.6%		
AES (1)	3,782,100	48,524
Calpine (1)	4,151,200	68,536
Edison International	529,500	24,463
GenOn Energy (1)	11,215,800	19,179
MDU Resources Group	2,311,800	49,958
NRG Energy (1)	1,408,400	24,450
		235,110
Total Downstream Energy		417,892
ENERGY SERVICES 19.1%		
Oil & Gas Drilling 3.8%		
Diamond Offshore Drilling	803,336	47,501
Ensco, Class A	1,055,700	49,586

Noble	1,847,600	60,103
		157,190
Oil & Gas Equipment & Services 15.3%		
Baker Hughes	1,539,222	63,262
Cameron International (1)	2,473,152	105,628
CARBO Ceramics	96,600	7,412
FMC Technologies (1)	1,906,536	74,794
Forum Energy Technologies (1)	948,400	18,674
Halliburton	1,464,000	41,563
Schlumberger	3,020,735	196,076
Subsea 7 (NOK)	1,774,151	35,220
Technip (EUR)	332,872	34,737
Tenaris, ADR	837,885	29,301
Trican Well Service (CAD)	2,724,800	31,447
		638,114
Total Energy Services		795,304
INTEGRATEDS & UPSTREAM ENERGY 33.8%		
Integrated Petroleum-Domestic 3.1%		
Hess	1,274,900	55,395
Murphy Oil	1,448,546	72,847
		128,242
Integrated Petroleum-International 8.4%		
Chevron	1,063,432	112,192
Eni (EUR)	2,935,129	62,640
ExxonMobil	887,653	75,956
Petrobras, ADR	2,676,168	48,546
Royal Dutch Shell, ADR	760,306	51,267
		350,601
Petroleum Exploration & Production - Global 7.4%		
BG Group (GBP)	4,254,043	87,071

Cobalt International Energy (1)	1,408,300	33,095
Kosmos Energy (1)	1,209,478	13,365
Nexen	1,973,392	33,331
Novatek, GDR	267,161	28,443
Ophir Energy (GBP) (1)	3,371,692	30,663
Salamander Energy (GBP) (1)	3,680,645	9,871
Tullow Oil (GBP)	3,033,763	70,032
		305,871
Petroleum Exploration & Production - North America 14.9%		
Bill Barrett (1)	1,186,700	25,419
Cabot Oil & Gas	379,300	14,944
Cimarex Energy	705,300	38,876
Concho Resources (1)	418,300	35,606
Devon Energy	643,759	37,332
EOG Resources	425,066	38,303
EQT	967,400	51,882
Laredo Petroleum (1)	379,669	7,897
Matador Resources (1)	537,100	5,769
Newfield Exploration (1)	1,603,700	47,004
PDC Energy (1)	724,200	17,757
Pioneer Natural Resources	212,500	18,745
QEP Resources	1,681,025	50,380
Range Resources	1,162,920	71,950
SM Energy	861,300	42,298
Southwestern Energy (1)	2,483,900	79,311
WPX Energy (1)	2,398,200	38,803
		622,276
Total Integrateds & Upstream Energy		1,406,990
METALS & MINING 9.9%		
Industrial Metals 5.1%		
Anglo American (GBP)	1,561,208	51,223

BHP Billiton (AUD)	2,251,960	73,406
Freeport-McMoRan Copper & Gold	1,614,786	55,016
Vale, ADR	1,577,900	31,321
		210,966
Precious Metals 4.8%		
Eastern Platinum (CAD) (1)	44,569,300	9,412
Eldorado Gold	5,681,400	69,995
Franco-Nevada (CAD)	806,000	36,448
Fresnillo (GBP)	970,056	22,263
Harry Winston Diamond (CAD) (1)	837,500	9,501
IAMGOLD	2,854,400	33,682
Petra Diamonds (GBP) (1)	9,666,396	18,281
		199,582
Total Metals & Mining		410,548
OTHER 11.0%		
Building & Real Estate 0.8%		
Boston Properties, REIT	63,700	6,903
Camden Property Trust, REIT	113,700	7,694
Federal Realty Investment Trust, REIT	58,700	6,110
Hang Lung Properties (HKD)	1,538,000	5,236
Simon Property Group, REIT	42,156	6,562
		32,505
Chemicals 5.4%		
Air Products & Chemicals	462,200	37,313
Celanese, Class A	1,096,100	37,947
Lyondellbasell Industries, Class A	1,174,600	47,301
Orica (AUD)	797,002	20,286
Praxair	745,200	81,026
		223,873

Forest Products 2.8%		
International Paper	1,146,478	33,145
Louisiana Pacific (1)	2,652,000	28,854
Weyerhaeuser, REIT	2,444,779	54,665
		116,664
Miscellaneous 2.0%		
Crown Cork & Seal (1)	972,800	33,552
Kansas City Southern Industries	168,600	11,728
Owens-Illinois (1)	2,076,800	39,812
		85,092
Total Other		458,134
Total Miscellaneous Common Stocks 0.1% (3)		6,249
Total Common Stocks (Cost $3,302,314)		4,093,674
CONVERTIBLE BONDS 0.4%		
U.S. Steel, 4.00%, 5/15/14	14,952,000	15,287
Total Convertible Bonds (Cost $15,454)		15,287
BANK LOANS 0.0% (4)		
Western Water, VR, 10.00%, 9/1/13 (5)	1,970,832	—
Total Bank Loans (Cost $1,971)		—
SHORT-TERM INVESTMENTS 1.1%		
Money Market Funds 1.1%		
T. Rowe Price Reserve Investment Fund, 0.16% (6)(7)	48,331,106	48,331
Total Short-Term Investments (Cost $48,331)		48,331

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $83,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2012. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2012, totaled $(1,969,000) for the six months ended June 30, 2012.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments), and bank loans usually may be repaid any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments. At June 30, 2012, the fund’s total unfunded commitments were $231,000.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2012, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,041,886,000 and $1,161,706,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2012, the cost of investments for federal income tax purposes was $3,409,811,000. Net unrealized gain aggregated $747,486,000 at period-end, of which $1,141,338,000 related to appreciated investments and $393,852,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $50,000 for Price Associates; $1,030,000 for T. Rowe Price Services, Inc.; and $161,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 573,241 shares of the fund, representing 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012